SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2022 (September 9, 2022)

POWER AMERICAS RESOURCE GROUP LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-54452	80-0778461
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30211 Avenida de Las Banderas Suite 200-2002

Rancho Santa Margarita, CA 92688

Tel: +1 (843) 745-6642

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

265 SUNRISE HIGHWAY, SUITE 276 ROCKVILLE CENTRE, NY, 11570

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	BBIID	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

POWER AMERICAS RESOURCE GROUP LTD.

Form 8-K

Current Report

Item 1.01. Entry into a Material Definitive Agreement

Asset Purchase Agreement

On September 9, 2022 (the “Closing Date”), Power Americas Resource Group Ltd. (the “Company”) and Boris Goldstein, an individual (“Goldstein”) closed on an Asset Purchase Agreement pursuant to which the Company acquired certain assets belonging to Goldstein as set forth in the appendix to the Purchase Agreement (the “Acquisition”). As part of the Purchase Agreement, the Company acquired specific assets relating to 3D/4D printing technology for use in the construction industry (collectively, the assets acquired are hereinafter referred to as the “Assets”). With the acquisition of the Assets, we intend to “print green” homes without using hard chemicals utilizing proprietary printing methods and proprietary concrete technology. At the heart of the acquisition is a large-format portal COP-printer with enhanced performance for printing elements of buildings, structures on foundations with an area of 12 x 100 m and a height up to 12 m. The printer can be expanded to include a high-pressure washer and a supply station for synchronized concrete mixes. The aggregate purchase price for the Assets is 30,000,000 restricted shares (the “Shares”) of the Company’s common stock (the “Purchase Price”) which are payable immediately. Each of Company and Goldstein have made customary representations, warranties, covenants, and indemnities in connection with the Acquisition.

A description of the specific terms and conditions of the acquisition are set forth in the Purchase Agreement, which is attached hereto as Exhibit 10.01 and is incorporated herein by reference.

The Purchase Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Purchase Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Company’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information regarding the Purchase Agreement and the Acquisition set forth in Item 1.01 is incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities

The Shares issuable pursuant to the Purchase Agreement disclosed in Item 1.01 above were issued in reliance upon the exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the United States. The Shares issued pursuant to the Purchase Agreement are exempt transactions pursuant to Section 4(2) of the Securities Act as the transaction was a private transaction by the Company and did not involve any public offering. Additionally, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. Persons” or for the account or benefit of a “U.S. Person”, as that term is defined in Rule 902 of Regulation S.

The following table sets forth, as of September 12, 2022, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 30,062,260 shares of common stock issued and outstanding, including the 30,000,000 shares that are issuable per the terms of the Purchase Agreement.

Name and Address of Beneficial Owner Directors and Officers:	Amount and Nature of Beneficial Ownership (Common Shares)	Percentage of Beneficial Ownership	Amount and Nature of Beneficial Ownership (Preferred Shares)(1)	Percentage of Beneficial Ownership
Boris Goldstein 30211 Avenida de Las Banderas Suite 200-2002 Rancho Santa Margarita, CA 92688	30,000,000	99.79%	NIL	00.00%
Mark Croskery 30211 Avenida de Las Banderas Suite 200-2002 Rancho Santa Margarita, CA 92688	NIL	00.00%	NIL	0.00%
Aplicaciones Quimicas Especializadas del Sureste, S.A. de C.V. Calle 53 414 Col. Centro, Merida, Yucatan, Mexico, CP 97000	NIL	00.00%	1,350,000	100%

All executive officers and directors as a group	30,000,000	99.79%	NIL	00.00%

(1)	Boris Goldstein acquired these shares on September 9, 2022 as part of the Purchase Agreement.

(2)

Aplicaciones Quimicas Especializadas del Sureste, S.A. de C.V. owns 1,350,000 shares of the Company’s Series A Preferred Shares representing 100% of the issued and outstanding shares of the Series A Preferred Shares. The Series A Preferred Shares carry, among other rights, preferences and privileges, 100 to 1 voting rights.

(3)

Aplicaciones Quimicas Especializadas del Sureste, S.A. de C.V. acquired these shares on September 12, 2022 by exchanging 135,000 shares of common stock for the 1,350,000 shares of Series A Preferred Stock.

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ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

As a result of the Purchase Agreement, the following changes to the Company’s directors and officers have occurred:

•

As of September 13, 2022, Kevin G. Malone resigned from all positions with the Company, including but not limited to those of President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and Director.

•	As of September 13, 2022, Mark Croskery was appointed as the Company’s President, Chief Executive Officer, Treasurer, Chief Financial Officer and Director.
•	As of September 13, 2022, Boris Goldstein was appointed as Secretary and Director.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Kevin G. Malone resigned from all positions with the Company, effective as of September 13, 2022 including those of President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary Director. The resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On September 13, 2022, Mark Croskery was appointed as the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director.

On September 13, 2022, Boris Goldstein was appointed as the Company’s Secretary and Director.

The biographies for Mssrs. Croskery and Goldstein are set forth below:

Mr. Mark Croskery, age 40, has fifteen (15) years of experience in financial services, wealth management, investment banking, private equity, financial advisory & consulting in Jamaica and the Caribbean, and as a trusted advisor to many businesses and individuals. He founded Croskery Capital Limited in 2019, as a consulting company in Jamaica offering advisory services to high-growth or distressed businesses. Throughout his career he has been known for guiding financial literacy, building strong relationships, and creating many financial firsts in Jamaica, such as equity research for J$ stocks and bringing US$ stocks or trading in US$ stocks to Jamaica for Jamaicans. Mr. Croskery was central in taking the Jamaica Stock Exchange (JSE: JSE) public in June of 2013.

Dr. Boris Goldstein, age 58, has thirty (30) years of experience in cavitation technologies, hydrojet slotting technologies, oil sand technologies, medical sensors, digital, electronic exchanges, and diagnostics. Dr. Goldstein is the founder of GrapheneCA. Dr. Goldstein is also a founder and Chairman of Brain Scientific Inc. (OTC: BRSF), a publicly traded medical device company and its subsidiary Memory MD, Inc., which is focused on EEG and brain scan and storage with AI capabilities. Dr. Goldstein is a serial entrepreneur, having founded or co-founded over 20 private companies over the past 30 years. Dr. Goldstein is the founder in November 2016 and the president of High Technology Capital Fund and High Technology Capital Management LLC, and is a partner in High Accelerator, which helps build and support next generation technologies. Dr. Goldstein received his B.A., MBA and Ph.D. in Applied Mathematics from Latvian Technical University.

ITEM 5.06  CHANGE IN SHELL COMPANY STATUS.

As a matter of law, upon the closing of the Purchase Agreement, the Company is no longer considered a “shell company” as that term is defined in Rule 405 of the Securities Act of 1933, as amended. Rule 405 provides that:

Shell company. The term shell company means a registrant, other than an asset-backed issuer as defined in Item 1101(b) of Regulation AB (§229.1101(b) of this chapter), that has:

(1)	No or nominal operations; and
(2)	Either:
(i)	No or nominal assets;
(ii)	Assets consisting solely of cash and cash equivalents; or
(iii)	Assets consisting of any amount of cash and cash equivalents and nominal other assets.

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Note: For purposes of this definition, the determination of a registrant’s assets (including cash and cash equivalents) is based solely on the amount of assets that would be reflected on the registrant’s balance sheet prepared in accordance with generally accepted accounting principles on the date of that determination.

We have determined that we were no longer a shell company at September 9, 2022, based upon the fact that we have more than nominal assets, other than cash and more than nominal operations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit	Filing

10.01	Asset Purchase Agreement by and between the Company and Boris Goldstein dated September 9, 2022	Filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWER AMERICAS RESOURCE GROUP LTD.

Dated: September 13, 2022		/s/ MARK CROSKERY
	By:	MARK CROSKERY
	Its:	Chief Executive Officer

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